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                                                       Deutsche Asset Management

Flag Investors Equity Partners Fund - Class A, B and C Shares
Flag Investors Equity Partners Fund - Institutional Class

Supplement dated July 29, 2002 (Replacing supplement to the Prospectuses dated June 28, 2002) to the Prospectuses and Statement of Additional Information dated October 1, 2001

In the prospectuses, the following replaces the first sentence under the section entitled 'Investment Policies and Strategies' and the sentence under the section entitled 'Principal Investments':

Under normal circumstances, the Fund will invest at least 80% of its assets, at the time the security is purchased, in a diversified portfolio of common stock.

In the prospectuses, the following replaces the `Portfolio Manager' section:

Portfolio Managers

The following co-portfolio managers are responsible for the day-to-day management of the Fund.

Mr. Hobart C. Buppert II, Vice President of Alex. Brown Investment Management and Co-Manager of the Fund.

o Co-Manager of the Fund as of June 28, 2002.
o Joined ABIM as a Vice President in 1980.
o 29 years of investment industry experience.
o Prior experience as portfolio manager at T. Rowe Price Associates and as a portfolio manager and research analyst at Equitable Trust Company.
o BA and MBA from Loyola College.
o Member of the Baltimore Security Analysts Society and the Financial Analysts Federation.

Mr. Lee S. Owen, Vice President of Alex. Brown Investment Management and Co-Manager of the Fund.

o Managed the Fund since inception.
o Joined ABIM as a Vice President in 1983.
o 30 years of investment industry experience.
o Prior experience as portfolio manager at T. Rowe Price Associates.
o BA from Williams College and MBA from the University of Virginia.
o Member of the Baltimore Security Analysts Society and the Financial Analysts Federation.

                                           A Member of the
                                           Deutsche Bank Group [Graphic omitted]
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In the Statement of Additional Information, the following replaces and supplements the third sentence in the first paragraph under the section entitled 'Investment Objectives, Policies and Risk Considerations':

Under normal circumstances, the Fund will invest as fully as feasible in equity securities and at least 80% of the Fund's assets will be so invested. This policy may be changed by the Board of Directors, upon 60 days written notice to shareholders.


               Please Retain This Supplement for Future Reference


Flag Investors Equity Partners Fund, Inc.
SUPPBDEP (07/02)
CUSIPs:          33832P109
                 33832P208
                 33832P406
                 33832P307
811-8886